J.P. Morgan Funds
J.P. Morgan Institutional Funds
Supplement dated January 24, 2000 to the following Statements of Additional Information ("SAI"):

     J.P. Morgan and J.P. Morgan Institutional International Opportunities Fund (combined SAIs), each dated March 1, 1999
     J.P. Morgan and J.P. Morgan Institutional Emerging Markets Equity Fund (combined SAIs), each dated March 1, 1999
     J.P.  Morgan and J.P. Morgan  Institutional  European Equity Fund (combined
SAIs), each dated March 1, 1999
     J.P. Morgan and J.P. Morgan Institutional International Equity Fund (combined SAIs), each dated March 1, 1999
     J.P. Morgan and J.P. Morgan Institutional Global Strategic Income Fund (combined SAIs), each dated August 2, 1999

The following replaces the section under the heading "Custodian and Transfer Agent":

         The Bank of New York ("BONY"), One Wall Street, New York, New York 10286, serves as the Trust's and each of the Portfolio's custodian and fund accounting agent. Pursuant to the Custodian Contracts, BONY is responsible for maintaining the books of account and records of portfolio transactions and holding portfolio securities and cash. In the case of foreign assets held outside the United States, the custodian employs various subcustodians who were approved by the Trustees of the Portfolios in accordance with the regulations of the SEC. The custodian maintains portfolio transaction records.

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.